Finance income (expense)	12 Months Ended
Dec. 31, 2023
Finance income (expense)
Finance income (expense)

31 Finance income (expense)

(€ million)	2023	2022	2021
Finance income	7,417	8,450	3,723
Finance expense	(8,113)	(9,333)	(4,216)
Net finance income (expense) from financial assets at fair value through profit or loss	284	(55)	11
Income (expense) from derivative financial instruments	(61)	13	(306)
Finance income (expense)	(473)	(925)	(788)

The analysis of finance income (expense) was as follows:

(€ million)	2023	2022	2021
Finance income (expense) related to net borrowings
Interest and other finance expense on ordinary bonds	(667)	(507)	(475)
Net finance income (expense) on financial assets held for trading	250	(53)	11
Net expenses on other financial assets valued at fair value with effects on profit and loss	34	(2)
Interest and other expense due to banks and other financial institutions	(207)	(128)	(94)
Interest on lease liabilities	(267)	(315)	(304)
Interest from banks	356	57	4
Interest and other income on financial receivables and securities held for non-operating purposes	14	9	9
	(487)	(939)	(849)
Exchange differences	255	238	476
Income (expense) from derivative financial instruments	(61)	13	(306)
Other finance income (expense)
Interest and other income on financing receivables and securities held for operating purposes	153	128	67
Capitalized finance expense	94	38	68
Finance expense due to the passage of time (accretion discount) (a)	(341)	(199)	(144)
Other finance income (expense)	(86)	(204)	(100)
	(180)	(237)	(109)
	(473)	(925)	(788)

(a) The item relates to the increase in provisions for contingencies that are shown at present value in non-current liabilities.

Information about leases is disclosed in note 13 – Right-of-use assets and lease liabilities.

The analysis of derivative financial income (expense) is disclosed in note 24 – Derivative financial instruments and hedge accounting.

Finance income (expense) with related parties are disclosed in note 36 – Transactions with related parties.